SCHEDULE 14C

               Information Statement Pursuant to Section 14(c) of
                       the Securities Exchange Act of 1934

Check the appropriate box:

|X|      Preliminary Information Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
|_|      Definitive Information Statement

                   Nevstar Gaming & Entertainment Corporation
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

|X|      None required

|_|      Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

         1) Title of each class of securities to which transaction applies:
         2)       Aggregate number of securities to which transaction applies:
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth amount on which filing fee is calculated and state how it was determined):
         4)       Proposed maximum aggregate value of transaction:
         5)       Total fee paid:

|_|      Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of the filing.

         1)       Amount previously paid:
         2)       Form, Schedule or Registration Statement No.:
         3)       Filing Party:
         4)       Date Filed:

                   NEVSTAR GAMING & ENTERTAINMENT CORPORATION
                               12890 HILLTOP ROAD
                                ARGYLE, TX 76226
                               PH: (972) 233-0300
                               December ___, 2005


                              INFORMATION STATEMENT

Dear Stockholder:

         This Information Statement (the "Information Statement") is furnished by the Board of Directors of Nevstar Gaming & Entertainment Corporation, a Nevada corporation (the "Company", or "us"), to the stockholders of record of the Company at the close of business on December ___, 2005 (the "Record Date") to provide information with respect to certain corporate actions taken by written consent of Timothy P. Halter, holder of a majority of the outstanding shares of the Company's common stock that were entitled to vote on such actions (the "Majority Stockholder").

         The written consent, executed by the Majority Stockholder on November ___, 2005, approved the following actions:

         1. An amendment to our Articles of Incorporation to change the name of the Company to "Nevstar Corporation";

         2. An amendment to our Articles of Incorporation to effect a one-for-300 reverse split of our common stock;

         3. An amendment to our Articles of Incorporation to increase the number of authorized shares of our common stock from 126,396,450 to 140,000,000 and increase the total number of authorized shares of all classes of our capital stock from 126,396,450 to 150,000,000, consisting of any combination of common stock and up to 10,000,000 shares of preferred stock;

         4. An amendment to our Articles of Incorporation to declassify our Board of Directors; and

         5. Adoption of Amended and Restated Articles of Incorporation reflecting the foregoing changes and affecting various other changes designed to update our Articles of Incorporation.

         The Majority Stockholder, holding 59.7% of the outstanding shares of the Company's common stock, has approved, by written consent, all of the above-described actions. Therefore, all required corporate approvals for these actions have been obtained. This Information Statement is furnished solely for the purpose of informing stockholders of these corporate actions in the manner required by Rule 14c-2 under the Securities Exchange Act of 1934.

         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDER'S MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

                                    By Order of the Board of Directors,


                                     /s/ Timothy P. Halter
                                    --------------------------------------------
                                    Timothy P. Halter
                                    President, Chief Executive Officer and Chief
                                    Accounting Officer
Argyle, Texas
December ___, 2005

                                TABLE OF CONTENTS


PURPOSE OF INFORMATION STATEMENT...............................................1

ACTION ONE      AN AMENDMENT TO OUR ARTICLES OF INCORPORATION
                TO CHANGE THE NAME OF THE COMPANY TO "NEVSTAR
                CORPORATION"...................................................3

ACTION TWO      AN AMENDMENT TO OUR ARTICLES OF INCORPORATION
                TO EFFECT A REVERSE STOCK SPLIT OF OUR COMMON
                STOCK AT A  RATIO OF ONE-FOR-300...............................5

ACTION THREE    AN AMENDMENT TO OUR ARTICLES OF INCORPORATION
                TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF
                OUR COMMON STOCK FROM 126,396,450 TO 140,000,000
                AND INCREASE THE TOTAL NUMBER OF AUTHORIZED
                SHARES OF ALL CLASSES OF OUR CAPITAL STOCK FROM
                126,396,450 TO 150,000,000, CONSISTING OFANY
                COMBINATION OF COMMON STOCK AND UP TO 10,000,000
                SHARES OF PREFERRED STOCK.....................................10

ACTION FOUR     AN AMENDMENT TO OUR ARTICLES OF INCORPORATION
                TO DECLASSIFY OUR BOARD OF DIRECTORS..........................12

ACTION FIVE     ADOPTION OF AMENDED AND RESTATED ARTICLES OF
                INCORPORATION REFLECTING THE ACTIONS SET FORTH
                IN ACTIONS ONE THROUGH FOUR AND EFFECTING
                VARIOUS OTHER CHANGES DESIGNED TO UPDATE OUR
                ARTICLES OF INCORPORATION.....................................13

STOCK OWNERSHIP...............................................................15

MARKET FOR OUR COMMON STOCK...................................................15

ADDITIONAL AVAILABLE INFORMATION..............................................16








                                     Page i

                   NEVSTAR GAMING & ENTERTAINMENT CORPORATION
                               12890 HILLTOP ROAD
                               ARGYLE, TEXAS 76226
                               PH: (972) 233-0300
                               December ___, 2005

                        PURPOSE OF INFORMATION STATEMENT

         This Information Statement (the "Information Statement") is being mailed on or about December ___, 2005 to the stockholders of record of Nevstar Gaming & Entertainment Corporation, a Nevada corporation (the "Company", or "us"), at the close of business on December ___, 2005 (the "Record Date"). This Information Statement is being sent to you for information purposes only. No action is requested on your part.

         This Information Statement is being furnished by our Board of Directors to provide stockholders with information concerning the following corporate actions approved by Timothy P. Halter, holder of a majority of our voting stock (the "Majority Stockholder"), on November ___, 2005:

         1. An amendment to our Articles of Incorporation to change the name of the Company to "Nevstar Corporation";

         2. An amendment to our Articles of Incorporation to effect a one-for-300 reverse split of the Company's common stock;

         3. An amendment to our Articles of Incorporation to increase the number of authorized shares of our common stock from 126,396,450 to 140,000,000 and increase the total number of authorized shares of all classes of our capital stock from 100,000,000 to 150,000,000, consisting of any combination of common stock and up to 10,000,000 shares of preferred stock;

         4. An amendment to our Articles of Incorporation to declassify our Board of Directors; and

         5. Adoption of Amended and Restated Articles of Incorporation reflecting the foregoing changes and effecting various other changes designed to update our Articles of Incorporation.

         A copy of the approved form of our Amended and Restated Articles of Incorporation is attached to this Information Statement as Appendix A. A copy of the approved form of our Amended and Restated Bylaws is attached to this Information Statement as Appendix B.

RECORD DATE AND VOTING SECURITIES
---------------------------------

         Only stockholders of record at the close of business on the Record Date were entitled to notice of the information disclosed in this Information Statement. As of the Record Date, the Company had one series of common stock, par value $0.01 per share, outstanding. On the Record Date, ____________ validly issued shares of our common stock were issued and outstanding and held of record by ____________ registered stockholders.

STOCKHOLDERS' RIGHTS
--------------------

         The elimination of the need for a special meeting of the stockholders to approve the actions described in this Information Statement is authorized by
Section 78.320(2) of the Nevada General Corporation Law (the "NGCL"). Section 78.320(2) provides that any action required or permitted to be taken at a meeting of stockholders of a corporation may be taken without a meeting, before or after the action, if a written consent thereto is signed by the stockholders holding at least a majority of the voting power. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the actions disclosed herein as quickly as possible in order to accomplish the purposes of the Company, we chose to obtain the written consent of a majority of the Company's voting power to approve the actions described in this Information Statement.

         The actions described in this Information Statement cannot be taken until at least 20 days after this Information Statement has first been sent or given to the Company's stockholders.

DISSENTERS' RIGHTS
------------------

         The NGCL does not provide for dissenters' rights in connection with any of the actions described in this Information Statement, and we will not provide stockholders with any such right independently.

EXPENSES
--------

         The costs of preparing, printing and mailing this Information Statement will be borne by the Company.

ACCOUNTANTS
-----------

         The name our current independent public accountant is Rose, Snyder and Jacobs.

STOCKHOLDERS SHARING AN ADDRESS
-------------------------------

         We will deliver only one Information Statement to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders. We undertake to deliver promptly, upon written or oral request, a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement is delivered. A stockholder can notify us that the stockholder wishes to receive a separate copy of the Information Statement by contacting the Company at the address or phone number set forth above. Conversely, if multiple stockholders sharing an address receive multiple Information Statements and wish to receive only one, such stockholders can notify us at the address or phone number set forth above.

                                   ACTION ONE

           AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO CHANGE THE
                  NAME OF THE COMPANY TO "NEVSTAR CORPORATION"


GENERAL
-------

         On November ____, 2005, our Board of Directors unanimously approved and recommended that the stockholders approve, and the Majority Stockholder approved, an amendment to the Articles of Incorporation to change the name of the Company from "Nevstar Gaming & Entertainment Corporation" to "Nevstar Corporation." Our Board of Directors determined that, because we are no longer involved in the gaming industry, the new name will better reflect the operations of the Company.

         Our name change will not affect, in any way, the validity or transferability of currently outstanding stock certificates, nor will stockholders be required to surrender or exchange any stock certificates that they currently hold as a result of the name change. The Company will be assigned a new trading symbol which will be announced following the effectiveness of the name change.

         Because, as described elsewhere in this Information Statement, additional changes to our Articles of Incorporation have been adopted, in addition to the amendment described under this Action One, stockholders should review the approved form of our Amended and Restated Articles of Incorporation attached hereto as Appendix A. We do not intend to seek additional stockholder approval prior to the effectiveness of this Action One.

CONSENT REQUIRED
----------------

         Approval of the amendment required the consent of the holders of a majority of the outstanding shares of our common stock, as of the Record Date. The Majority Stockholder, who owned approximately 59.7% of the outstanding shares of our common stock as of the Record Date, has given his consent to the amendment, and, accordingly, the requisite stockholder approval for this Action One was obtained by the execution of the Majority Stockholder's written consent in favor of the action. We do not intend to seek additional stockholder approval prior to the effectiveness of this Action One. We are not requesting a stockholder vote on any of the matters set forth herein. This Information Statement is being mailed to you solely for your information. We are not providing you with a proxy and you are not requested to send a proxy.

AMENDMENT TO ARTICLES OF INCORPORATION
--------------------------------------

         Approximately 20 days after this Information Statement has first been sent or given to stockholders, Article I of the Articles of Incorporation will be amended and restated in its entirety as follows:

         The name of the corporation is "Nevstar Corporation" (the "Company").

A  copy  of  the  approved  form  of  our  Amended  and  Restated   Articles  of
Incorporation is attached hereto as Appendix A.

                                   ACTION TWO

            AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO EFFECT A
                  REVERSE STOCK SPLIT OF OUR COMMON STOCK AT A
                              RATIO OF ONE-FOR-300


GENERAL

         On November ___, 2005, our Board of Directors unanimously approved and recommended that the stockholders approve, and the Majority Stockholder approved, an amendment to the Articles of Incorporation to effect a reverse stock split of our common stock. The Board of Directors determined that by reducing the number of shares of our common stock from ____________ to approximately ____________ shares, the Company will be better positioned to effect our business strategy of entering into a business combination with a private entity that has current business operations. Because, as described elsewhere in this Information Statement, additional changes to our Articles of Incorporation have been adopted, in addition to the amendment described under this Action Two, stockholders should review the approved form of our Amended and Restated Articles of Incorporation attached hereto as Appendix A. We do not intend to seek additional stockholder approval prior to the effectiveness of this Action Two.

         The reverse stock split, when implemented, will not change the par value of our common stock. Except for any changes as a result of the treatment of fractional shares, each stockholder who owns 300 or more shares will hold the same percentage of common stock outstanding immediately following the reverse stock split as such stockholder did immediately prior to the reverse stock split.

         The Company may be referred to as a shell corporation. Shell corporations have zero or nominal assets and typically no stated or contingent liabilities. Private companies wishing to become publicly traded may wish to merge with a shell (a reverse merger) whereby the stockholders of the private company become the majority of the stockholders and holders of a majority of the capital stock of the combined company. The stockholders of the private company may exchange stock in the private company for all or a portion of the common shares of the shell corporation from its major stockholders. Typically, the board and officers of the private company become the new board and officers of the shell corporation and often the name of the private company becomes the name of the shell corporation.

         We intend to search for a potential transaction involving a target enterprise looking for value in a shell corporation. At the present time, we have not reached any agreement or definitive understanding with any enterprise concerning its interest in us as a shell corporation.

         Our search will be directed toward enterprises that have a desire to become public corporations. In addition, these enterprises may seek to have our stock qualify for trading on an exchange such as NASDAQ or the American Stock Exchange. We intend to concentrate our search on enterprises that we believe may realize a substantial benefit by being publicly owned.

         We do not propose to restrict our search to enterprises that are located in any particular geographical area or involved in any particular industry. We may, therefore, search for enterprises that engage in essentially any business to the extent of their limited resources. Our discretion in our search for enterprises is unrestricted.

         It is anticipated that we will not be able to diversify, but will essentially be limited to targeting one enterprise due to our limited financial resources. This lack of diversification will not permit us to offset potential losses from one enterprise against profits from another.

         Our business strategy will be implemented by or under the supervision of our officers and directors, none of whom are professional business analysts. Although there are no current plans to do so, our management might hire an outside consultant to assist in the investigation and selection of target enterprises, and might pay a finder's fee.

         In analyzing potential target enterprises, our management anticipates that it will consider, among other things, the following factors:

         1. Potential for growth and profitability indicated by new technology, anticipated market expansion, or new products;

         2. Perceived reception of the target enterprise by the investment community and by stockholders;

         3. Potential for listing our common stock on an exchange such as NASDAQ or the American Stock Exchange; and

         4. Strength of existing management or management prospects of the target enterprise.

         None of the factors described above will be controlling in the selection of a target enterprise, and we will attempt to analyze all factors appropriate to each opportunity and make a determination based upon available information.

         We are unable to predict if or when our search for a target enterprise will be complete.

CONSENT REQUIRED
----------------

         Approval of the amendment required the consent of the holders of a majority of the outstanding shares of our common stock, as of the Record Date. The Majority Stockholder, who owned approximately 59.7% of the outstanding shares of our common stock as of the Record Date, has given his consent to the amendment, and, accordingly, the requisite stockholder approval for this Action Two was obtained by the execution of the Majority Stockholder's written consent in favor of the action. We do not intend to seek additional stockholder approval prior to the effectiveness of this Action Two. We are not requesting a stockholder vote on any of the matters set forth herein. This Information Statement is being mailed to you solely for your information. We are not providing you with a proxy and you are not requested to send a proxy.

AMENDMENT TO ARTICLES OF INCORPORATION
--------------------------------------

         Approximately 20 days after this Information Statement has first been sent or given to stockholders, our Articles of Incorporation will be amended and restated to effect a one-for-300 reverse stock split. A copy of the approved form of our Amended and Restated Articles of Incorporation is attached hereto as Appendix A. See Article Four thereof.

CERTAIN RISKS ASSOCIATED WITH THE REVERSE STOCK SPLIT
-----------------------------------------------------

         There is no assurance that once the reverse stock split is effected we will be able to consummate a business combination.

         The market price per new share of our common stock after the reverse stock split (the "New Shares") may not rise or remain constant in proportion to the reduction in the number of old shares of our common stock outstanding before the reverse stock split ("Old Shares"). Accordingly, the total market capitalization of our common stock after the reverse stock split may be lower than the total market capitalization before the reverse stock split. In the future, the market price of our common stock following the reverse stock split may not equal or exceed the market price prior to the reverse stock split. In many cases, the total market capitalization of a company following a reverse stock split is lower than the total market capitalization before the reverse stock split.

PRINCIPAL EFFECTS OF THE REVERSE STOCK SPLIT
--------------------------------------------

Corporate Matters.

         The reverse stock split will be effected simultaneously for all of our common stock and the exchange ratio will be the same for all of our common stock. The reverse stock split will affect all of our common stockholders uniformly and will not affect any stockholder's percentage ownership interests in the Company or proportionate voting power, except to the extent that the reverse stock split results in any stockholders owning a fractional share. See "Fractional Shares" below.

         The reverse stock split will affect all stockholders uniformly and will not affect materially such stockholders' percentage ownership interests in the company. Common stock issued pursuant to the reverse stock split will remain fully paid and non-assessable. Following the reverse stock split, we will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended.

Fractional Shares.

         No scrip or fractional certificates will be issued in connection with the reverse stock split. Instead, any fractional share that results from the reverse stock split will be rounded up to the next whole share. This is being done to avoid the expense and inconvenience of issuing and transferring fractional shares of our common stock as a result of the reverse stock split.

Authorized Shares.

         As of the Record Date, we had 126,396,450 shares of common stock authorized and ____________ shares of common stock outstanding. Although the number of shares of common stock we are authorized to issue will not change as a result of the reverse stock split, the number of shares of our common stock issued and outstanding will be reduced to a number that will be approximately equal to the number of shares of common stock issued and outstanding immediately prior to the effectiveness of the reverse stock split divided by 300. Authorized but unissued shares will be available for issuance, and we may issue such shares in financings or otherwise. If we issue additional shares, the ownership interest of holders of common stock may also be diluted.

Accounting Matters.

         The reverse stock split will not affect the par value of our common stock. As a result, as of the effective time of the reverse stock split, the stated capital on our balance sheet attributable to our common stock will be reduced proportionately based on the reverse stock split ratio and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our common stock will be restated because there will be fewer shares of our common stock outstanding.

Potential Anti-Takeover Effect.

         Although, the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our Board of Directors or contemplating a tender offer or other transaction for the combination of us with another company), the reverse stock split is not a response to any effort of which we are aware to accumulate our shares of common stock or obtain control of the Company, nor is it part of a plan by our management to recommend a series of similar amendments to our Board of Directors and stockholders.

PROCEDURE FOR EFFECTING REVERSE STOCK SPLIT AND EXCHANGE OF STOCK CERTIFICATES
------------------------------------------------------------------------------

         Approximately 20 days after this Information Statement has first been sent or given to stockholders, we will file our Amended and Restated Articles of Incorporation in the form approved by our Majority Stockholder with the Secretary of State of the State of Nevada. The reverse stock split will become effective upon the filing of our Amended and Restated Articles of Incorporation with the State of Nevada, which is referred to below as the "effective time." Beginning at the effective time, each certificate representing Old Shares will be deemed for all corporate purposes to evidence ownership of New Shares.

         Our transfer agent, Transfer Online located at 227 S.W. Pine Street, Suite 300, Portland, Oregon 97204, is acting as exchange agent for purposes of implementing the exchange of stock certificates. Holders of Old Shares may choose to surrender certificates representing Old Shares for certificates representing New Shares in accordance with the procedures set forth in the letter of transmittal accompanying this Information Statement. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder's outstanding certificate(s), together with the properly completed and executed letter of transmittal, to the exchange agent. The Company plans for the exchange of certificates representing Old Shares for certificates representing New Shares to be voluntary. Stockholders will be required to pay all fees, including the transfer agent's fee, associated with certificate exchange and delivery. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S).

FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT
----------------------------------------------------------

         EACH STOCKHOLDER SHOULD CONSULT WITH HIS OR HER OWN TAX ADVISOR WITH RESPECT TO ALL OF THE POTENTIAL TAX CONSEQUENCES TO HIM OR HER OF THE REVERSE STOCK SPLIT.

                                  ACTION THREE

     AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR COMMON STOCK FROM 126,396,450 TO 140,000,000 AND
  INCREASE THE TOTAL NUMBER OF AUTHORIZED SHARES OF ALL CLASSES OF OUR CAPITAL
                     STOCK FROM 126,396,450 TO 150,000,000,
             CONSISTING OF ANY COMBINATION OF COMMON STOCK AND UP TO
                      10,000,000 SHARES OF PREFERRED STOCK


GENERAL
-------

         As of the Record Date, we are validly authorized to issue 126,396,450 shares of capital stock, $0.01 par value per share. On November ___, 2005, our Board of Directors unanimously approved and recommended that the stockholders approve, and the Majority Stockholder approved, amendments to our Articles of Incorporation to increase the number of shares of common stock that we are authorized to issue from 126,396,450 to 140,000,000 shares, and increase the total number of shares of all classes of capital stock we are authorized to issue to 150,000,000 shares, consisting of any combination of common stock and up to 10,000,000 shares of preferred stock. Because, as described elsewhere in this Information Statement, additional changes to our Articles of Incorporation have been adopted, in addition to the amendment described under this Action Three, stockholders should review the approved form of our Amended and Restated Articles of Incorporation attached hereto as Appendix A. We do not intend to seek additional stockholder approval prior to the effectiveness of this Action Three.

CONSENT REQUIRED
----------------

         Approval of the amendment required the consent of the holders of a majority of the outstanding shares of our common stock, as of the Record Date. The Majority Stockholder, who owned approximately 59.7% of the outstanding shares of our common stock as of the Record Date, has given his consent to the amendment, and, accordingly, the requisite stockholder approval for this Action Three was obtained by the execution of the Majority Stockholder's written consent in favor of the action. We do not intend to seek additional stockholder approval prior to the effectiveness of this Action Three. We are not requesting a stockholder vote on any of the matters set forth herein. This Information Statement is being mailed to you solely for your information. We are not providing you with a proxy and you are not requested to send a proxy.

AMENDMENT TO ARTICLES OF INCORPORATION
--------------------------------------

         Approximately 20 days after this Information Statement has first been sent or given to stockholders, the Articles of Incorporation will be amended to provide that the total number of shares of all classes of common stock which we will have authority to issue is 140,000,000 shares and the total number of shares of all classes of capital stock we will have authority to issue is 150,000,000 shares, consisting of any combination of common stock and up to 10,000,000 shares of preferred stock. A copy of the approved form of our Amended and Restated Articles of Incorporation is attached hereto as Appendix A. See Article Four thereof.

PURPOSE AND EFFECT
------------------

         The amendments described under this action would increase the number of shares of common stock we will have authority to issue to 140,000,000, and increase the total number of shares of all classes of capital stock we will have authority to issue to 150,000,000 shares, consisting of any combination of common stock and up to 10,000,000 shares of preferred stock. Unless otherwise stated, the additional shares of common stock will become part of the existing class of common stock, and, if and when issued, will have the same rights, privileges and preferences as the shares of common stock presently issued and outstanding. On the Record Date, ____________ shares of our common stock were issued and outstanding and held of record by ________ registered stockholders.

         Our Board of Directors believes it is desirable to increase the number of shares of common stock we are authorized to issue, and increase the total number of shares of all classes of capital stock we are authorized to issue, to ensure that the Company has sufficient shares of capital stock to be used in connection with any future mergers and acquisitions, to raise additional capital through public offerings or private placements of common stock or securities convertible into common stock and to ensure that the Company has sufficient capital stock to provide additional authorized shares in connection with the exercise of stock options or possible future stock splits or stock dividends.

         The issuance of additional shares of common stock might dilute, under certain circumstances, the ownership and voting rights of the stockholders. The increase in the number of shares of common stock we are authorized to issue is not intended to inhibit a change in control of the Company. The availability for issuance of additional shares of common stock could, however, discourage, or make more difficult, efforts to obtain control of the Company. For example, the issuance of shares of common stock in a public or private sale, merger or similar transaction would increase the number of outstanding shares, thereby possibly diluting the interest of a party attempting to obtain control of the Company. When the actions described in this Information Statement become effective, we will consider our options with respect to methods to obtain financing. These options may include the issuance of equity securities.

         Following the effectiveness of this amendment, our Board of Directors will be entitled to authorize the designation and issuance of up to 10,000,000 shares of preferred stock in one or more series with such limitations and restrictions as may be determined in the sole discretion of our Board of Directors, with no further authorization by stockholders required for the creation and issuance thereof. This will constitute a reduction in the amount of shares of blank check preferred stock available from 100,000,000 to 10,000,000. The blank check preferred stock can be utilized for, among other things, proposed financing transactions, as well as possible issuances in connection with such activities as public or private offerings of shares for cash, dividends payable in stock of the Company, acquisitions of other companies or businesses, and otherwise, is in the best interest of the Company and its stockholders. Our Board of Directors determined that 10,000,000 available shares of blank check preferred stock were adequate for our purposes, and decreased the amount of available blank check stock accordingly. Because we are reducing the number of shares of blank check stock we are authorized to issue from 100,000,000 to 10,000,000, dilution with regard to the blank check preferred stock will be less likely following this amendment.

                                   ACTION FOUR

           AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO DECLASSIFY
                             OUR BOARD OF DIRECTORS


GENERAL
-------

         Our Articles of Incorporation currently provide for our Board of Directors to consist of three classes of directors, each class serving for staggered three year terms. On November ___, 2005, our Board of Directors unanimously and recommended that the stockholders approve, and the Majority Stockholder approved, an amendment to the Articles of Incorporation declassifying the Board of Directors, resulting in directors being elected for one year terms. The amendment provides for one class of directors, with each director serving until the next annual meeting of the Company. The amendment will not cut short the term of any current director. Currently, the Company has one director, Timothy P. Halter, whose term as director expires at next annual meeting of the Company. Because, as described elsewhere in this Information Statement, additional changes to our Articles of Incorporation have been adopted, in addition to the amendment described under this Action Four, stockholders should review the approved form of our Amended and Restated Articles of Incorporation attached hereto as Appendix A. We do not intend to seek additional stockholder approval prior to the effectiveness of this Action Four.

CONSENT REQUIRED
----------------

         Approval of the amendment required the consent of the holders of a majority of the outstanding shares of our common stock, as of the Record Date. The Majority Stockholder, who owned approximately 59.7% of the outstanding shares of our common stock as of the Record Date, has given his consent to the amendment, and, accordingly, the requisite stockholder approval for this Action Four was obtained by the execution of the Majority Stockholder's written consent in favor of the action. We do not intend to seek additional stockholder approval prior to the effectiveness of this Action Four. We are not requesting a stockholder vote on any of the matters set forth herein. This Information Statement is being mailed to you solely for your information. We are not providing you with a proxy and you are not requested to send a proxy.

AMENDMENT TO ARTICLES OF INCORPORATION
--------------------------------------

         Approximately 20 days after this Information Statement has first been sent or given to stockholders, the Articles of Incorporation will be amended to eliminate the classification of the Board of Directors and provide for one class of directors, with each director serving until the next annual meeting of the Company. A copy of the approved form of our Amended and Restated Articles of Incorporation is attached hereto as Appendix A.

                                   ACTION FIVE

           ADOPTION OF AMENDED AND RESTATED ARTICLES OF INCORPORATION
          REFLECTING THE ACTIONS SET FORTH IN ACTIONS ONE THROUGH FOUR
           AND EFFECTING VARIOUS OTHER CHANGES DESIGNED TO UPDATE OUR
                            ARTICLES OF INCORPORATION


GENERAL
-------

         On November ___, 2005, our Board of Directors unanimously approved and recommended that the stockholders approve, and the Majority Stockholder approved, Amended and Restated Articles of Incorporation reflecting the actions described in Actions One, Two, Three and Four above and effecting the following changes designed to update our Articles of Incorporation:

         o Amending the Articles of Incorporation to eliminate the provision authorizing the Board of Directors to issue shares of a class or series to holders of shares of another class or series to effectuate share dividends, splits or conversions of outstanding shares. The Board of Directors has this ability under Nevada law without explicit authorization in the Articles of Incorporation.

         o Amending the Articles of Incorporation to eliminate the provision stating that shares of our stock shall be issued for such consideration as shall be fixed, from time to time, by the Board of Directors. The Board of Directors has this ability under Nevada law without explicit authorization in the Articles of Incorporation.

         o Amending the Articles of Incorporation to eliminate the provision stating that shares of our stock, after the amount of the subscription price has been fully paid, shall not be assessable for any purpose, and no stock issued as fully paid shall ever be assessable or assessed. Nevada law provides that when a corporation receives the consideration for which a board of directors authorized the issuance of shares, the shares issued therefor are fully paid.

         o Amending the Articles of Incorporation to delete the provisions that were required by the Nevada Gaming Control Act, as the Company is no longer involved in the gaming industry.

         o Amending the Articles of Incorporation to delete the provision granting the Company the power to purchase and maintain insurance on behalf certain persons. The provision is not necessary.

Our Board of Directors determined that the Amended and Restated Articles of Incorporation will better serve our business strategy of entering into a business combination with a private entity that has current business operations so as to enhance the value of our common stock. Because, as described elsewhere in this Information Statement, additional changes to our Articles of

Incorporation have been adopted, in addition to the amendment described under this Action Five, stockholders should review the approved form of our Amended and Restated Articles of Incorporation attached hereto as Appendix A. We do not intend to seek additional stockholder approval prior to the effectiveness of this Action Five.

CONSENT REQUIRED
----------------

         Approval of the amendment required the consent of the holders of a majority of the outstanding shares of our common stock, as of the Record Date. The Majority Stockholder, who owned approximately 59.7% of the outstanding shares of our common stock as of the Record Date, has given his consent to the amendment, and, accordingly, the requisite stockholder approval for this Action Five was obtained by the execution of the Majority Stockholder's written consent in favor of the action. We do not intend to seek additional stockholder approval prior to the effectiveness of this Action Five. We are not requesting a stockholder vote on any of the matters set forth herein. This Information Statement is being mailed to you solely for your information. We are not providing you with a proxy and you are not requested to send a proxy.

AMENDMENT TO ARTICLES OF INCORPORATION
--------------------------------------

         Approximately 20 days after this Information Statement has first been sent or given to stockholders, the Articles of Incorporation will be amended and restated as set forth in the approved form of our Amended and Restated Articles of Incorporation, a copy of which is attached hereto as Appendix A.


                                 STOCK OWNERSHIP

         The following table sets forth information as of the Record Date, regarding the beneficial ownership of our common stock (i) by each person or group known by our management to own more than 5% of the outstanding shares of our common stock, (ii) by each director, the chief executive officer and our other executive officers, and (iii) by all directors and executive officers as a group. Unless otherwise noted, each person has sole voting and investment power over the shares indicated below, subject to applicable community property laws.

         The mailing address for Mr. Halter is 12890 Hilltop Road, Argyle, Texas  76226.


                                                                  Percentage
                           Shares Beneficially Owned              Outstanding
                           -------------------------              -----------
                             Before         After          Before             After
         Name              Stock Split   Stock Split   Stock Split (1)   Stock Split (2)
         ----              -----------   -----------   ---------------   ---------------
Timothy P. Halter          75,000,000      250,000          59.7%             59.7%

All Officers and           75,000,000      250,000          59.7%             59.7%
Directors as a group
(1 Person)

-------------------------------

(1) In determining the percent of voting stock owned by a person before the reverse stock split, (a) the numerator is the number of shares of common stock beneficially owned by the person, including shares the beneficial ownership of which may be acquired within 60 days upon the exercise of options or warrants or conversion of convertible securities, and (b) the denominator is the total of
(i) the ____________  shares of common stock outstanding on the Record Date, and
(ii) any shares of common stock which the person has the right to acquire within 60 days upon the exercise of options or warrants or conversion of convertible securities. Neither the numerator nor the denominator includes shares which may be issued upon the exercise of any other options or warrants or the conversion of any other convertible securities.

(2) In determining the percent of voting stock owned by a person after the reverse stock split (a) the numerator is the number of shares of common stock beneficially owned by the person, including shares the beneficial ownership of which may be acquired within 60 days upon the exercise of options or warrants or conversion of convertible securities, and (b) the denominator is the total of
(i) the approximately ____________ shares of common stock that will be outstanding after the reverse stock split and (ii) any shares of common stock which the person has the right to acquire within 60 days upon the exercise of options or warrants or conversion of convertible securities. Neither the numerator nor the denominator includes shares which may be issued upon the exercise of any other options or warrants or the conversion of any other convertible securities.

                                   ARTICLE II.

                           MARKET FOR OUR COMMON STOCK

         Our common stock is traded on the Over the Counter Bulletin Board under the symbol "NVST.PK."

                        ADDITIONAL AVAILABLE INFORMATION

         We are subject to the information and reporting requirements of the Securities Exchange Act of 1934 and in accordance with such act we file periodic reports, documents and other information with the Securities and Exchange Commission relating to our business, financial statements and other matters. Such reports and other information may be inspected and are available for copying at the offices of the Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549 or may be accessed at www.sec.gov.

                                   APPENDIX A
                                   ----------

                              AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION
                                       OF
                               NEVSTAR CORPORATION

         The undersigned natural person, of the age of eighteen years or more, acting as an incorporator of a corporation under the Nevada General Corporation Law (the "NGCL"), does hereby adopt the following Articles of Incorporation for such corporation:

                                   ARTICLE ONE

         The name of the Corporation is Nevstar Corporation.

                                   ARTICLE TWO

         The Corporation will have perpetual existence.

                                  ARTICLE THREE

         The purpose for which the Corporation is organized is the transaction of any or all lawful business for which corporations may be incorporated under the NGCL.

                                  ARTICLE FOUR

         The total number of shares of capital stock that the Corporation is authorized to issue is 150,000,000 shares, consisting of any combination of Common Stock, par value $0.01 per share (the "Common Stock"), and up to 10,000,000 shares of Preferred Stock, par value $0.01 per share (the "Preferred Stock").

         The Board of Directors may establish one or more series of unissued shares of any class of capital stock by fixing and determining the designation and preferences, limitations, and other relative rights, including voting rights, and the qualifications, limitations, or restrictions thereof, and may increase or decrease the number of shares within each such series; provided, however, that the board of directors may not decrease the number of shares within a series to less than the number of shares within such series that are then issued.

         Each outstanding share of the Corporation's capital stock, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders, except to the extent that the voting rights of the shares of any class or classes are limited or denied by applicable law or these Articles of Incorporation, as amended from time to time.

         On the filing date of the Certificate of Amendment evidencing these Amended and Restated Articles of Incorporation, each 300 shares of Common Stock outstanding as of December ___, 2005 shall be changed into one share of said Common Stock (the "Reverse Stock Split"). The Reverse Stock Split shall not change the par value of the Common Stock, nor change the authorized number of shares of Common Stock. Fractional shares shall be rounded up to the next whole share.

                             ARTICLE FIVE

         No stockholder of the Corporation will, solely by reason of holding shares of any class, have any preemptive or preferential right to purchase or subscribe for any shares of the Corporation, now or hereafter to be authorized, or any notes, debentures, bonds or other securities convertible into or carrying warrants, rights or options to purchase shares of any class, now or hereafter to be authorized, whether or not the issuance of any such shares or such notes, debentures, bonds or other securities would adversely affect the dividend, voting or any other rights of such stockholder. The Board of Directors may authorize the issuance of, and the Corporation may issue, shares of any class of the Corporation, or any notes, debentures, bonds or other securities convertible into or carrying warrants, rights or options to purchase any such shares, without offering any shares of any class to the existing holders of any class of stock of the Corporation.

                                   ARTICLE SIX

         Stockholders of the Corporation will not have the right of cumulative voting for the election of directors or for any other purpose.

                                  ARTICLE SEVEN

         Any action required or permitted by law, these Articles of Incorporation or the Bylaws of the Corporation to be taken at a meeting of the stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall have been signed by the holder or holders of shares having not less than the minimum number of votes that would be necessary to take such action at a meeting at which the holders of all shares entitled to vote on the action were present and voted.

         Prompt notice of the taking of any action by stockholders without a meeting by less than unanimous written consent shall be given to those stockholders who did not consent in writing to the action.

                                  ARTICLE EIGHT

         The Board of Directors is expressly authorized to alter, amend or repeal the Bylaws of the Corporation or to adopt new Bylaws.

                                  ARTICLE NINE

         (a) The Corporation will, to the fullest extent permitted by the NGCL, as the same exists or may hereafter be amended, indemnify any and all persons who are or were serving as director or officer of the Corporation, or who are or were serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee or employee of another corporation, partnership, limited liability company, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise, from and against any and all of the expenses, liabilities or other matters referred to in or covered by such Act. Such indemnification may be provided pursuant to any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in the capacity of director or officer and as to action in another capacity while holding such office, will continue as to a person who has ceased to be a director or officer and inure to the benefit of the heirs, executors and administrators of such a person.

         (b) If a claim under paragraph (a) of this Article is not paid in full by the Corporation within 30 days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant will be entitled to be paid also the expense of prosecuting such claim. It will be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct that make it permissible under the laws of the State of Nevada for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense will be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in the laws of the State of Nevada nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, will be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

                                   ARTICLE TEN

         To the fullest extent permitted by the laws of the State of Nevada as the same exist or may hereafter be amended, a director of the Corporation will not be liable to the Corporation or its stockholders for monetary damages for an act or omission in the director's capacity as a director. Any repeal or modification of this Article will not increase the personal liability of any director of the Corporation for any act or occurrence taking place before such repeal or modification, or adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification. The provisions of this Article shall not be deemed to limit or preclude indemnification of a director by the Corporation for any liability of a director that has not been eliminated by the provisions of this Article.

                                 ARTICLE ELEVEN

         The number of directors will be determined in accordance with the Bylaws of the Corporation.

                                  MISCELLANEOUS

         [Incorporator's name, address, signature and acknowledgment omitted pursuant to NGCL ss.78.403.]

         [The names and addresses of the members of the past and present boards of directors have been omitted pursuant to NGCL ss.78.403.]

         [The name and address of the resident agent has been omitted pursuant to NGCL ss.78.403.]

             [The remainder of this page intentionally left blank.]

         IN WITNESS WHEREOF, we have executed these Amended and Restated Articles of Incorporation of Nevstar Corporation this ____ day of December, 2005.


























                                       /s/ Timothy P. Halter
                                      ------------------------------------------
                                      Timothy P. Halter, President and Secretary

                                   APPENDIX B

                              AMENDED AND RESTATED
                                     BYLAWS
                                       OF
                               NEVSTAR CORPORATION

                                   ARTICLE I.
                                     OFFICES

         Section 1. Registered Office. The registered office and registered agent of Nevstar Corporation (the "Corporation") shall be as from time to time set forth in the Corporation's Articles of Incorporation.

         Section 2. Other Offices. The Corporation may also have offices at such other places, both within and without the State of Nevada, as the Board of Directors may from time to time determine or the business of the Corporation may require.

                                   ARTICLE II.
                                  STOCKHOLDERS

         Section 1. Place of Meetings. All meetings of the stockholders for the election of Directors shall be held at such place, within or without the State of Nevada, as may be fixed from time to time by the Board of Directors. Meetings of stockholders for any other purpose may be held at such time and place, within or without the State of Nevada, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

         Section 2. Annual Meeting. An annual meeting of the stockholders shall be held at such time as may be determined by the Board of Directors, at which meeting the stockholders shall elect a Board of Directors and transact such other business as may properly be brought before the meeting.

         Section 3. List of Stockholders. At least ten days before each meeting of stockholders, a complete list of the stockholders entitled to vote at such meeting, arranged in alphabetical order, with the address of and the number of voting shares registered in the name of each, shall be prepared by the officer or agent having charge of the stock transfer books. Such list shall be kept on file at the registered office of the Corporation for a period of ten days prior to such meeting and shall be subject to inspection by any stockholder at any time during usual business hours. Such list shall be produced and kept open at the time and place of the meeting during the whole time thereof, and shall be subject to the inspection of any stockholder who may be present.

         Section 4. Special Meetings. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by law, by the Articles of Incorporation or by these Bylaws, may be called by the President or the Board of Directors, or shall be called by the President or Secretary at the request in writing of the holders of not less than one-tenth of all the shares issued, outstanding and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting. Business transacted at all special meetings shall be confined to the purposes stated in the notice of the meeting unless all stockholders entitled to vote are present and consent.

         Section 5. Notice. Written or printed notice stating the place, day and hour of any meeting of the stockholders and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten nor more than sixty days before the date of the meeting, either personally or by mail, by or at the direction of the President, the Secretary, or the officer or person calling the meeting, to each stockholder of record entitled to vote at the meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the stockholder at his address as it appears on the stock transfer books of the Corporation, with postage thereon prepaid.

         Section 6. Quorum. At all meetings of the stockholders, the presence in person or by proxy of the holders of a majority of the shares issued and outstanding and entitled to vote shall be necessary and sufficient to constitute a quorum for the transaction of business except as otherwise provided by law, by the Articles of Incorporation or by these Bylaws. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

         Section 7. Voting. When a quorum is present at any meeting of the Corporation's stockholders, the vote of the holders of a majority of the shares having voting power present in person or represented by proxy at such meeting shall decide any questions brought before such meeting, unless the question is one upon which, by express provision of law, the Articles of Incorporation or these Bylaws, a different vote is required, in which case such express provision shall govern and control the decision of such question. The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

         Section 8. Method of Voting. Each outstanding share of the Corporation's capital stock, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders, except to the extent that the voting rights of the shares of any class or classes are limited or denied by applicable law or the Articles of Incorporation, as amended from time to time. At any meeting of the stockholders, every stockholder having the right to vote shall be entitled to vote in person or by proxy appointed by an instrument in writing subscribed by such stockholder or by his duly authorized attorney-in-fact and bearing a date not more than 11 months prior to such meeting, unless such instrument provides for a longer period. Each proxy shall be revocable unless expressly provided therein to be irrevocable and if, and only so long as, it is coupled with an interest sufficient in law to support an irrevocable power. Such proxy shall be filed with the Secretary of the Corporation prior to or at the time of the meeting. Voting for directors shall be in accordance with Article III of these Bylaws. Voting on any question or in any election may be by voice vote or show of hands unless the presiding officer shall order or any stockholder shall demand that voting be by written ballot.

         Section 9. Record Date; Closing Transfer Books. The Board of Directors may fix in advance a record date for the purpose of determining stockholders entitled to notice of or to vote at a meeting of stockholders, such record date to be not less than ten nor more than sixty days prior to such meeting, or the Board of Directors may close the stock transfer books for such purpose for a period of not less than ten nor more than sixty days prior to such meeting. In the absence of any action by the Board of Directors, the date upon which the notice of the meeting is mailed shall be the record date.

         Section 10. Action By Consent. Any action required or permitted by law, the Articles of Incorporation, or these Bylaws to be taken at a meeting of the stockholders of this Corporation may be taken without a meeting if a consent or consents in writing, setting forth the action so taken, shall be signed by all of the stockholders entitled to vote with respect to the subject matter thereof and such consent shall have the same force and effect as a unanimous vote of the stockholders. Such signed consent shall be delivered to the Secretary for inclusion in the Minute Book of the Corporation.

                                  ARTICLE III.
                               BOARD OF DIRECTORS

         Section 1. Management. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, who may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law, the Articles of Incorporation, a stockholders' agreement or these Bylaws directed or required to be exercised or done by the stockholders.

         Section 2. Qualification; Election; Term. None of the directors need be a stockholder of the Corporation or a resident of the State of Nevada. The directors shall be elected by plurality vote at the annual meeting of the stockholders, except as hereinafter provided, and each director elected shall hold office until his successor shall be elected and qualified.

         Section 3. Number. The number of directors of the Corporation shall be at least one (1) and not more than eleven (11). The number of directors authorized shall be fixed as the Board of Directors may from time to time designate, or if no such designation has been made, the number of directors shall be the same as the number of members of the Board of Directors as set forth in the Articles of Incorporation. No decrease in the number of directors shall have the effect of shortening the term of any incumbent director.

         Section 4. Removal. Any director may be removed either for or without cause at any special meeting of stockholders by the affirmative vote of at least a majority in number of shares of the stockholders present in person or represented by proxy at such meeting and entitled to vote for the election of such director; provided, however, that notice of intention to act upon such matter shall have been given in the notice calling such meeting.

         Section 5. Vacancies. Any vacancy occurring in the Board of Directors by death, resignation, removal or otherwise may be filled by an affirmative vote of at least a majority of the remaining directors though less than a quorum of the Board of Directors. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office. A directorship to be filled by reason of an increase in the number of directors may be filled by the Board of Directors for a term of office only until the next election of one or more directors by the stockholders.

         Section 6. Place of Meetings. Meetings of the Board of Directors, regular or special, may be held at such place within or without the State of Nevada as may be fixed from time to time by the Board of Directors.

         Section 7. Annual Meeting. The first meeting of each newly elected Board of Directors shall be held without further notice immediately following the annual meeting of stockholders and at the same place, unless by unanimous consent, the directors then elected and serving shall change such time or place.

         Section 8. Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such time and place as shall from time to time be determined by resolution of the Board of Directors.

         Section 9. Special Meetings. Special meetings of the Board of Directors may be called by the President on oral or written notice to each director, given either personally, by telephone, by telegram or by mail, given at least forty-eight hours prior to the time of the meeting, special meetings shall be called by the President or the Secretary in like manner and on like notice on the written request of at least two directors. Except as may be otherwise expressly provided by law, the Articles of Incorporation or these Bylaws, neither the business to be transacted at, nor the purpose of, any special meeting need to be specified in a notice or waiver of notice.

         Section 10. Quorum. At all meetings of the Board of Directors the presence of a majority of the number of directors fixed by these Bylaws shall be necessary and sufficient to constitute a quorum for the transaction of business, and the affirmative vote of at least a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by law, the Articles of Incorporation or these Bylaws. If a quorum shall not be present at any meeting of directors, the directors present thereat may adjourn the meeting from time to time without notice other than announcement at the meeting, until a quorum shall be present.

         Section 11. Interested Directors. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers or have a financial interest, shall be void or voidable solely for this reason, solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if: (1) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (2) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (3) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved, or ratified by the Board of Directors, a committee thereof, or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

         Section 12. Committees. The Board of Directors may, by resolution passed by a majority of the whole Board, designate committees, each committee to consist of two or more directors of the Corporation, which committees shall have such power and authority and shall perform such functions as may be provided in such resolution. Such committee or committees shall have such name or names as may be designated by the Board and shall keep regular minutes of their proceedings and report the same to the Board of Directors when required.

         Section 13. Action by Consent. Any action required or permitted to be taken at any meeting of the Board of Directors or any committee of the Board of Directors may be taken without such a meeting if a consent or consents in writing, setting forth the action so taken, is signed by all the members of the Board of Directors or such other committee, as the case may be.

         Section 14. Compensation of Directors. Directors shall receive such compensation for their services, and reimbursement for their expenses as the Board of Directors, by resolution, shall establish; provided that nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

                                   ARTICLE IV.
                                     NOTICE

         Section 1. Form of Notice. Whenever required by law, the Articles of Incorporation or these Bylaws, notice is to be given to any director or stockholder, and no provision is made as to how such notice shall be given, such notice may be given: (a) in writing, by mail, postage prepaid, addressed to such director or stockholder at such address as appears on the books of the Corporation; or (b) in any other method permitted by law. Any notice required or permitted to be given by mail shall be deemed to be given at the time when the same shall be deposited in the United States mail.

         Section 2. Waiver. Whenever any notice is required to be given to any stockholder or director of the Corporation as required by law, the Articles of Incorporation or these Bylaws, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated in such notice, shall be equivalent to the giving of such notice. Attendance of a stockholder or director at a meeting shall constitute a waiver of notice of such meeting, except where such stockholder or director attends for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

                                   ARTICLE V.
                               OFFICERS AND AGENTS

         Section 1. In General. The officers of the Corporation shall be elected by the Board of Directors and shall be a President, a Treasurer, and a Secretary. The Board of Directors may also elect a Chairman of the Board, Vice Chairman of the Board, Vice Presidents, Assistant Vice Presidents and one or more Assistant Secretaries and Assistant Treasurers. Any two or more offices may be held by the same person.

         Section 2. Election. The Board of Directors, at its first meeting after each annual meeting of stockholders, shall elect the officers, none of whom need be a member of the Board of Directors.

Section 3. Other Officers and Agents. The Board of Directors may also elect and appoint such other officers and agents as it shall deem necessary, who shall be elected and appointed for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board.

         Section 4. Salaries. The salaries of all officers and agents of the Corporation shall be fixed by the Board of Directors or any committee of the Board, if so authorized by the Board.

         Section 5. Term of Office and Removal. Each officer of the Corporation shall hold office until his death, or his resignation or removal from office, or the election and qualification of his successor, whichever shall first occur. Any officer or agent elected or appointed by the Board of Directors may be removed at any time, for or without cause, by the affirmative vote of a majority of the whole Board of Directors, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors.

         Section 6. Employment and Other Contracts. The Board of Directors may authorize any officer or officers or agent or agents to enter into any contract or execute and deliver any instrument in the name or on behalf of the Corporation, and such authority may be general or confined to specific instances. The Board of Directors may, when it believes the interest of the Corporation will best be served thereby, authorize executive employment contracts which will have terms no longer than ten years and contain such other terms and conditions as the Board of Directors deems appropriate. Nothing herein shall limit the authority of the Board of Directors to authorize employment contracts for shorter terms.

         Section 7. President. The President shall be the chief administrative officer of the Corporation and shall preside at all meetings of the stockholders. In the absence of the Chairman of the Board, he shall also preside at all meetings of the Board of Directors. He shall be ex officio a member of all standing committees. Subject to the control of the Board of Directors, the President shall, in general, supervise and control all of the business and affairs of the Corporation and shall have and may exercise such other powers as are from time to time assigned to him by the Board of Directors. He shall perform all duties incident to the office of the President and such other duties as may be prescribed by the Board of Directors from time to time.

         Section 8. Vice Presidents. Each Vice President shall have such powers and perform such duties as the Board of Directors or any committee thereof may from time to time prescribe, or as the President may from time to time delegate to him. In the absence or disability of the President, any Vice President may perform the duties and exercise the powers of the President.

         Section 9. Secretary. The Secretary shall attend all meetings of the stockholders and record all votes and the minutes of all proceedings in a book to be kept for that purpose. The Secretary shall perform like duties for the Board of Directors when required. He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors and shall perform such other duties as may be prescribed by the Board of Directors under whose supervision he shall be. He shall keep in safe custody the seal of the Corporation. He shall be under the supervision of the President. He shall perform such other duties and have such other authority and powers as the Board of Directors may from time to time prescribe or as the President may from time to time delegate.

         Section 10. Assistant Secretaries. Each Assistant Secretary shall have such powers and perform such duties as the Board of Directors may from time to time prescribe or as the President may from time to time delegate to him.

         Section 11. Treasurer. The Treasurer shall have the custody of all corporate funds and securities, shall keep full and accurate accounts of receipts and disbursements of the Corporation, and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. He shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, shall render to the Directors, at the regular meetings of the Board of Directors, or whenever they may require it, an account of all his transactions as Treasurer and of the financial condition of the Corporation, and shall perform such other duties as the Board of Directors may prescribe or the President may from time to time delegate.

         Section 12. Assistant Treasurers. Each Assistant Treasurer shall have such powers and perform such duties as the Board of Directors may from time to time prescribe or as the President may from time to time delegate to him.

         Section 13. Bonding. If required by the Board of Directors, all or certain of the officers shall give the Corporation a bond, in such form, in such sum, and with such surety or sureties as shall be satisfactory to the Board of Directors, for the faithful performance of the duties of their office and for the restoration to the Corporation, in case of their death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in their possession or under their control belonging to the Corporation.

                                   ARTICLE VI.
                             CERTIFICATES OF SHARES

         Section 1. Form of Certificates. Certificates, in such form as may be determined by the Board of Directors, representing shares to which stockholders are entitled, shall be delivered to each stockholder. Such certificates shall be consecutively numbered and shall be entered in the stock book of the Corporation as they are issued. Each certificate shall state on the face thereof the holder's name, the number, class of shares, and the par value of such shares or a statement that such shares are without par value.

         Section 2. Lost Certificates. The Board of Directors may direct that a new certificate be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate to be lost or destroyed. When authorizing such issue of a new certificate, the Board of Directors, in its discretion and as a condition precedent to the issuance thereof, may require the owner of such lost or destroyed certificate, or his legal representative, to advertise the same in such manner as it shall require and/or to give the Corporation a bond, in such form, in such sum, and with such surety or sureties as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost or destroyed. When a certificate has been lost, apparently destroyed or wrongfully taken, and the holder of record fails to notify the Corporation within a reasonable time after he has notice of it, and the Corporation registers a transfer of the shares represented by the certificate before receiving such notification, the holder of record is precluded from making any claim against the Corporation for the transfer or a new certificate.

         Section 3. Transfer of Shares. Shares of stock shall be transferable only on the books of the Corporation by the holder thereof in person or by his duly authorized attorney. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate representing shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation or the transfer agent of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

         Section 4. Registered Stockholders. The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

                                  ARTICLE VII.
                               GENERAL PROVISIONS

         Section 1. Dividends. Dividends upon the outstanding shares of the Corporation, subject to the provisions of the Articles of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting. Dividends may be declared and paid in cash, in property, or in shares of the Corporation, subject to the provisions of the Nevada Business Corporation Act and the Articles of Incorporation. The Board of Directors may fix in advance a record date for the purpose of determining stockholders entitled to receive payment of any dividend, such record date to be not more than sixty days prior to the payment date of such dividend, or the Board of Directors may close the stock transfer books for such purpose for a period of not more than sixty days prior to the payment date of such dividend. In the absence of any action by the Board of Directors, the date upon which the Board of Directors adopts the resolution declaring such dividend shall be the record date.

         Section 2. Reserves. There may be created by resolution of the Board of Directors out of the surplus of the Corporation such reserve or reserves as the directors from time to time, in their discretion, think proper to provide for contingencies, or to equalize dividends, or to repair or maintain any property of the Corporation, or for such other purpose as the directors shall think beneficial to the Corporation, and the directors may modify or abolish any such reserve in the manner in which it was created. Surplus of the Corporation to the extent so reserved shall not be available for the payment of dividends or other distributions by the Corporation.

         Section 3. Telephone and Similar Meetings. Stockholders, directors and committee members may participate in and hold a meeting by means of conference telephone or similar communications equipment by which all persons participating in the meeting can hear each other. Participation in such a meeting shall constitute presence in person at the meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

         Section 4. Books and Records. The Corporation shall keep correct and complete books and records of account and minutes of the proceedings of its stockholders and Board of Directors, and shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its stockholders, giving the names and addresses of all stockholders and the number and class of the shares held by each.

         Section 5. Checks and Notes. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

         Section 6. Loans. No loans shall be contracted on behalf of the Corporation and no evidence of indebtedness shall be issued in its name unless authorized by a resolution of the Board of Directors. Such authority may be general or confined to specific instances.

         Section 7. Fiscal Year. The fiscal year of the Corporation shall end June 30.

         Section 8. Seal. The Corporation may have a seal, and such seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise. Any officer of the Corporation shall have authority to affix the seal to any document requiring it.

         Section 9. Indemnification. The Corporation shall indemnify its directors to the fullest extent permitted by the Nevada Business Corporation Act and may, if and to the extent authorized by the Board of Directors, so indemnify its officers and any other person whom it has the power to indemnify against liability, reasonable expense or other matter whatsoever.

         Section 10. Insurance. The Corporation may at the discretion of the Board of Directors purchase and maintain insurance on behalf of any person who holds or who has held any position identified in Section 9 of this Article VII against any and all liability incurred by such person in any such position or arising out of his status as such.

         Section 11. Resignation. Any director, officer or agent may resign by giving written notice to the President or the Secretary. Such resignation shall take effect at the time specified therein or immediately if no time is specified therein. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

         Section 12. Amendment of Bylaws. These Bylaws may be altered, amended or repealed at any meeting of the Board of Directors at which a quorum is present, by the affirmative vote of a majority of the Directors present at such meeting.

         Section 13. Invalid Provisions. If any part of these Bylaws shall be held invalid or inoperative for any reason, the remaining parts, so far as possible and reasonable, shall be valid and operative.

         Section 14. Relation to Articles of Incorporation. These Bylaws are subject to, and governed by, the Articles of Incorporation.